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                                                                  Exhibit 10.515

                                    GUARANTY

     THIS AGREEMENT OF GUARANTY ("Guaranty") made as of this 19 day of July, 2005 by Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, having an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 (together with its successors and assigns, "Guarantor") for the benefit of Bank of America, N.A., a national banking association, having an address at Bank of America Corporate Center, 214 North Tryon Street, Charlotte, North Carolina 28255 (together with its successors and/or assigns, "Lender").

                                    RECITALS

     The Affiliates of Guarantor listed on Schedule A attached hereto (such Affiliates, together with their successors and/or assigns, collectively "Borrowers") have submitted to Lender an application for a Loan.

     Lender is unwilling to make the Loan to Borrowers unless Guarantor guarantees payment and performance of certain obligations of Borrowers as hereafter set forth.

     All initial capitalized terms used and not defined herein shall have the meanings set forth in the Loan Agreement of even date herewith between Lender and Borrowers.

     NOW, THEREFORE, to induce Lender to make the Loan to Borrowers and for other good and valuable consideration, Guarantor absolutely and unconditionally guarantees to Lender the prompt payment and performance of any and all construction obligations, Tenant improvement costs, leasing commissions and other unfunded contractual obligations of Borrowers, or any of them, pursuant to Leases and other agreements with any Tenants of the Individual Properties.

     Guarantor hereby consents that Lender may, at any time or from time to time, either before or after the Maturity Date, without notice to or further consent of Guarantor, extend the Maturity Date, exchange, release, substitute any collateral for, renew or extend the time of payment of, exchange, release, substitute or surrender any collateral for, or increase the Note Rate on the Debt and may also make any agreement with the Borrowers, with any one Borrower or more than one of the Borrowers, or with any other party to or Person liable for payment of the Debt for the extension, renewal, payment, compromise, discharge or release thereof in whole or in part, or for any modification of the Loan Agreement or any or all of the other Loan Documents without in any way impairing or affecting this Guaranty.

     Guarantor hereby acknowledges that it has derived or expects to derive a financial or other advantage from the Loan to Borrowers.

     The Guarantor hereby waives notice of the acceptance of this Guaranty and of the making of the Loan, presentment to or demand payment from any Person liable for payment of the Debt,

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protest, notice of presentment, non-payment or protest and notice of any sale of collateral security for the Debt or any default by Borrowers.

     This Guaranty is a continuing guaranty and shall remain in full force and effect and be binding on Guarantor, its successors and assigns.

     This Guaranty is a guarantee of payment and not of collection, and Lender shall be under no obligation to take any action against Borrowers or any other Person or resort to any security held by Lender to secure payment of the Debt as a condition precedent to Guarantor's obligation to perform its obligations hereunder. Guarantor waives any right to interpose any defense, counterclaim or offset of any nature or description which it may have or which may exist between and among Lender, Borrowers and/or Guarantor.

     Guarantor hereby waives any right to be subrogated to the rights of Lender with respect to the Loan until such time as Lender shall have received payment in full of the Debt, and Guarantor agrees that it will not institute or take any action seeking reimbursement against Borrowers until Lender shall have received payment in full of the Debt.

     No failure on Lender's part to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     GUARANTOR AND LENDER HEREBY WAIVE AND AGREE TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR PROCEEDING INSTITUTED WITH RESPECT TO THIS GUARANTY.

     Each and every right, remedy and power hereby granted to Lender or allowed to it by law shall be cumulative and not exclusive of any other and may be exercised by Lender at any time and from time to time.

     This Guaranty shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

                         [NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, this Guaranty has been executed by Guarantor on the day and year first above written.

                                             GUARANTOR:


                                             INLAND WESTERN RETAIL REAL ESTATE
                                             TRUST, INC., a Maryland corporation

                                             By:        /s/ Valerie Medina
                                                -------------------------------
                                                 Name:  Valerie Medina
                                                       -------------------------
                                                 Title: Asst. Secretary
                                                       -------------------------

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                                   SCHEDULE A

Inland Western Bay Shore Gardiner, L.L.C., a Delaware limited liability company,
Inland Western Poughkeepsie Mid-Hudson, L.L.C., a Delaware limited liability company,
Inland Western Saratoga Springs Wilton, L.L.C., a Delaware limited liability company,
Inland Western Westbury Merchants Plaza, L.L.C., a Delaware limited liability company,
Inland Western Orange 440 Boston, L.L.C., a Delaware limited liability company, Inland Western Orange 53 Boston, L.L.C., a Delaware limited liability company, Inland Western Hartford New Park, L.L.C., a Delaware limited liability company, Inland Western Williston Maple Tree, L.L.C., a Delaware limited liability company,
Inland Western West Mifflin Century III DST, a Delaware statutory trust and Inland Western Pittsburgh William Penn DST, a Delaware statutory trust.